UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 15, 2016

CORPORATE CAPITAL TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	814-00827	27-2857503
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

CNL Center at City Commons 450 South Orange Avenue Orlando, Florida 32801 (Address of Principal Executive Offices; Zip Code) Registrant’s telephone number, including area code: (866) 745-3797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Increase in Public Offering Price

On August 15, 2016, our board of directors increased the public offering price of our continuous public offering of common stock from $8.97 per share to $9.02 per share. This increase in our public offering price to $9.02 per share is effective as of our August 17, 2016 weekly closing. Shares continue to be offered net of all sales commissions or marketing support fees. The new offering price therefore does not include any sales load. As a result of the increase in offering price, net proceeds per share will correspondingly increase from $8.97 to $9.02.

Cautionary Note Regarding Forward-Looking Statements

Statements contained in this Current Report on Form 8-K that are not statements of historical or current fact may constitute forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, estimated per share asset value of the Company’s common stock, and other matters. The Company’s forward-looking statements are not guarantees of future performance and the Company’s actual results could differ materially from those set forth in the forward-looking statements. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise, and may not be realized. While the Company believes that the current expectations reflected in its forward-looking statements are based upon reasonable assumptions, such statements are inherently susceptible to a variety of risks, uncertainties, changes in circumstances and other factors, many of which are beyond the Company’s ability to control or accurately predict. Given these uncertainties, the Company cautions investors and potential investors not to place undue reliance on such statements.

Forward-looking statements speak only as of the date on which they are made; and the Company undertakes no obligation, and expressly disclaims any obligation, to publicly release the results of any revisions to its forward-looking statements made to reflect future events or circumstances, new information, changed assumptions, the occurrence of unanticipated subsequent events, or changes to future operating results over time, except as otherwise required by law.

The Company’s forward-looking statements and projections are excluded from the safe harbor protection of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2016	CORPORATE CAPITAL TRUST, INC.
a Maryland Corporation

	By:	/s/Steven D. Shackelford
Steven D. Shackelford President and Chief Financial Officer